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Exhibit 12.1

AES Gener S.A.
Certification Pursuant to 18 U.S.C. Section 1350 as Enacted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

  •
  AES Gener S.A. (the "Company") is filing with the U.S. Securities and Exchange Commission, on the date hereof, its annual report on Form 20-F/A for the fiscal year ended December 31, 2003 (the "Report"). Pursuant to 18 U.S.C. Section 1350 as enacted pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, I, Felipe Cerón, the Chief Executive Officer of the Company, hereby certify that:

  •
  To the best of my knowledge:

  (A)
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (B)
  the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2004
/s/ FELIPE CERON Felipe Cerón Chief Executive Officer

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  Exhibit 12.1
AES Gener S.A. Certification Pursuant to 18 U.S.C. Section 1350 as Enacted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002